THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

Paul Hottinguer            Rodolphe E. Hottinger
CHAIRMAN                   PRESIDENT
                           CHIEF EXECUTIVE
Eric R. Gabus              OFFICER
VICE CHAIRMAN (NON
OFFICER)                   Rudolf Millisits
                           SENIOR VICE PRESIDENT
Alexandre de Takacsy       TREASURER
DIRECTOR
                           Philippe Comby
Claude Frey                VICE PRESIDENT
DIRECTOR
                           Edward J. Veilleux
Baron Hottinger            VICE PRESIDENT
DIRECTOR                   SECRETARY

Claude Mosseri-Marlio      Leslie K. Klenk
DIRECTOR                   ASSISTANT VICE
                           PRESIDENT
Didier
Pineau-Valencienne*        Frederick Skillin
DIRECTOR                   ASSISTANT TREASURER

Stephen K. West, Esq.*     Dawn L. Taylor
DIRECTOR                   ASSISTANT TREASURER

Samuel B. Witt III,
Esq.**
DIRECTOR

Paul R. Brenner, Esq.
DIRECTOR

-------------------------------------------------------
 *AUDIT COMMITTEE MEMBER
**AUDIT COMMITTEE CHAIRMAN

INVESTMENT ADVISOR
Hottinger Capital Corp.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
(212) 332-7930

ADMINISTRATOR
Forum Administrative Services, LLC

CUSTODIAN
Swiss American Securities Inc.

TRANSFER AGENT
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
(800) 331-1710

LEGAL COUNSEL
Stroock & Stroock & Lavan LLP

INDEPENDENT AUDITORS
Deloitte & Touche LLP

THE INVESTMENT ADVISOR

The Swiss Helvetia Fund, Inc. (the "Fund") is managed by Hottinger Capital Corp., which is 100% owned by the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Luxembourg, Toronto, Geneva, Vienna, London, and the Bahamas.

EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

FOR INQUIRIES AND REPORTS:
1-888-SWISS-00 (1-888-794-7700)
Fax (212) 332-7931
email: swz@swz.com

WEBSITE ADDRESS
http://www.swz.com

THE FUND

The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

The Fund has earned the Lipper, Inc. award for ranking number one among Western European closed-end funds in ten year performance for the periods ended December 31, 2001, 2000, 1999, and 1998. The Fund had previously been recognized for its top one year performance in the same category for the year 2000. The Fund also was given Morningstar's top overall rating of five stars as of December 31, 2002. Of course, past performance is no guarantee of future results. See page 4 for more information.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Weekly Net Asset Value is also published in BARRON'S, the Monday edition of THE WALL STREET JOURNAL and the Sunday Edition of THE NEW YORK TIMES.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

LETTER TO STOCKHOLDERS

GENERAL MARKET REVIEW AND ECONOMIC
CONSIDERATIONS
     2002 was not a good year for the global equity markets. After a relatively good start early in the year, equity investors around the world saw their hope for the reacceleration of earnings confronted with the harsh reality of a weak economic rebound. The valuation bubble of the late 90's was still unwinding. This process, now in its third year, contributed to a large increase in equity index volatility. With many companies running out of costs to cut and their capital eroded by accumulated investment and operating losses, there is a fear that excess leverage will trigger a new wave of corporate bankruptcies. Expectations of a possible breakdown of the financial system, fears that a large financial institution would run into trouble and continuing corporate scandals had a strong negative impact on the markets with troughs during the summer and in mid October. In that respect, the traditional seasonality of the market once again played its role. Those fears turned out to be exaggerated.

     Reality, however, was not all bad. Because the financial system was in relatively good shape (banks had unloaded much of their risk in the capital market), the Federal Reserve was extremely stimulative in its monetary policy. In addition, the U.S. consumer was supported by rising home prices, making some damage control possible. Massive price/earnings multiple contraction did not occur for most of the largest companies due to their ability to maintain margins by cutting costs and to their ability to preserve cash flow by increasing pressure on suppliers and reducing capital expenditures. Working capital discipline also helped. Together these factors spurred strong productivity growth and positive, though moderate, GDP growth for the year in spite of relatively high unemployment.

     By the end of the year, Washington lawmakers called for a stimulus package to spur job creation and economic growth. The U.S. economic recovery was progressing too slowly, business investment had been stalled for too long, and unemployment was becoming a chronic problem instead of a cyclical one. With consumer spending still strong, inflation under control, the Federal Reserve actively watching for signs of deflation, GDP and productivity growing and interest rates at lifetime lows, most of the fundamentals were in place for a solid recovery in the U.S. economy and the global equity markets.

     Those positive fundamentals, however, were somewhat offset by other concerns on investors' minds including corporate scandals, rising tensions in Iraq and North Korea, terrorist incidents in Israel, Moscow, and even Washington D.C., the power of tort lawyers and class action suits, rising anti-American sentiment, even in close allies such as Germany, and the economic quagmire of the world's other economic powers, most notably the European Union and Japan. There has been a lot of uncertainty in the markets, and not much confidence. The number and scope of the unresolved issues puts the prospects

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


LETTER TO STOCKHOLDERS (CONTINUED)

for this year's market performance into perspective.

STOCK MARKET PERFORMANCE
     The Swiss market was one of the best performers of 2002 in U.S. dollar terms primarily due to the Swiss franc's 16.68% appreciation against the U.S. dollar. Without the currency impact, the Swiss Performance Index (SPI) was in line with the Italian and British markets, though still better than the other continental European markets.

----------------------------------------------------------
GLOBAL EQUITY INDEX PERFORMANCES (01/01/02 TO 12/31/02)
PERFORMANCE IN U.S. $ TERMS
----------------------------------------------------------
S&P Australian Index (Australia)                  (3.15)%
----------------------------------------------------------
Nikkei 225 Index (Japan)                          (9.82)%
----------------------------------------------------------
SPI (SWITZERLAND)                                (11.12)%
----------------------------------------------------------
Milan MIB30 Index (Italy)                        (12.68)%
----------------------------------------------------------
Mexico Bolsa Index (Mexico)                      (15.09)%
----------------------------------------------------------
IBEX 35 Index (Spain)                            (15.21)%
----------------------------------------------------------
FTSE 100 Index (UK)                              (16.40)%
----------------------------------------------------------
Dow Jones Industrials (U.S.)                     (16.76)%
----------------------------------------------------------
Hang Seng Index (Hong Kong)                      (18.22)%
----------------------------------------------------------
CAC 40 Index (France)                            (21.86)%
----------------------------------------------------------
S&P 500 Index (U.S.)                             (22.10)%
----------------------------------------------------------
Amsterdam Exchanges Index (Netherlands)          (24.89)%
----------------------------------------------------------
DJ Euro Stoxx 50 P Index (Europe)                (26.05)%
----------------------------------------------------------
NASDAQ Composite Index (U.S.)                    (31.53)%
----------------------------------------------------------
DAX Index (Germany)                              (33.88)%
----------------------------------------------------------
Brazil Bovespa Stock Index (Brazil)              (45.83)%
----------------------------------------------------------

SOURCES: FORUM FINANCIAL GROUP, BLOOMBERG


LARGEST SWISS STOCKS 2002 PERFORMANCE

----------------------------------------------------------
PERFORMANCE IN SWISS FRANCS
----------------------------------------------------------
SGS Societe Generale de Surveillance*             56.10%
----------------------------------------------------------
Givaudan SA*                                      22.53%
----------------------------------------------------------
Syngenta AG*                                      (6.92)%
----------------------------------------------------------
Ciba Specialty Chemicals AG                       (7.08)%
----------------------------------------------------------
Swisscom AG                                      (11.36)%
----------------------------------------------------------
Novartis AG*                                     (15.92)%
----------------------------------------------------------
Compagnie Financiere Richemont AG                (16.37)%
----------------------------------------------------------
Nestle SA*                                       (17.23)%
----------------------------------------------------------
Roche Holding AG*                                (18.69)%
----------------------------------------------------------
UBS AG*                                          (19.81)%
----------------------------------------------------------
Swiss Reinsurance Company*                       (45.69)%
----------------------------------------------------------
Baer Holding                                     (46.43)%
----------------------------------------------------------
Unaxis Holding AG*                               (48.32)%
----------------------------------------------------------
Serono SA                                        (48.86)%
----------------------------------------------------------
Zurich Financial Services AG*                    (56.74)%
----------------------------------------------------------
Credit Suisse Group*                             (57.63)%
----------------------------------------------------------
Baloise Holding AG*                              (64.05)%
----------------------------------------------------------
ABB Ltd.                                         (75.44)%
----------------------------------------------------------
Swiss Life Holding*                              (79.02)%
----------------------------------------------------------
Kudelski SA                                      (80.67)%
----------------------------------------------------------

*SECURITY HELD AS OF DECEMBER 31, 2002 IN SWZ PORTFOLIO.

SOURCE: BLOOMBERG

     Financial stocks, especially in the insurance sector, were hit hard by insufficient reserves, collapsing equity markets and dwindling risk-free yields (a special concern for life insurance companies). The pricing environment for insurance has been much stronger post 9/11, especially for property and casualty businesses. But this strength was not enough to compensate for the

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

LETTER TO STOCKHOLDERS (CONTINUED)


adverse factors mentioned earlier. In addition, Swiss companies were hit by losses in assets they acquired at high prices during the bubble years.

     Even though Swiss pharmaceutical companies outperformed their U.S. peers, they were still hurt by a decrease in their market multiples triggered by concerns over fewer product introductions and increasing government pressure on health care costs. Therefore, Swiss pharmaceutical stocks were unable to shield investors from economic turmoil as they had in past down cycles.

FUND PERFORMANCE REVIEW
     The Fund's U.S. dollar performance benefited significantly from currency movements in 2002. The Swiss franc appreciated 16.68% against the U.S. dollar, shielding dollar denominated investors from a precipitous drop in equity values even as the Swiss Market Index fell 27.84% for the year. The past year's currency movement demonstrates why the Fund does not hedge its currency exposure as a matter of policy. Investors can achieve a degree of currency diversification by investing in Fund shares, and can potentially outperform the U.S. equity markets by a significant margin when the dollar weakens. As mentioned in the September report, Management considers cash held in Swiss francs a real investment from the point of view of its U.S. shareholders. In addition it helps to offset decreases in the market price of Swiss multinational companies caused by the impact the weakening dollar has on their earnings. The Swiss currency provides capital preservation when geopolitical uncertainties are as high as they are now.

     The Fund's market price was down 6.92% in 2002 while its net asset value slipped only 4.46%. While any loss is disappointing, the Fund's performance for the year was far superior to the returns achieved by both U.S. and Swiss equity indexes. The S&P 500 fell by 22.10%, and the SPI lost 11.12% in U.S. dollar terms.

     Management also delivered on stock picking and market timing. In Swiss currency, the Fund beat the benchmark SPI by 5.55%. The Fund maintained, for the year ended December 31, 2002, an overall rating of five stars from Morningstar.* For the last year, the Fund's total returns earned a spot among the top 13% of funds in its category, (stock funds that invest at least 75% of their assets in Europe). The Fund achieved these results with less volatility than most of its international equity fund peers. The three year average standard deviation of the returns was 14.62%, among the lowest of all closed-end equity funds included in Morningstar's list of the 100 best closed-end funds for 2002. The Morningstar risk factor that "evaluates the fund's downside volatility


*MORNINGSTAR IS AN INDEPENDENT FUND PERFORMANCE MONITOR. ITS RATINGS REFLECT HISTORIC RISK-ADJUSTED PERFORMANCE AND MAY CHANGE MONTHLY. ITS RATINGS OF ONE
(LOW) AND FIVE (HIGH) STARS ARE BASED ON A FUND'S THREE-AND FIVE-YEAR AVERAGE ANNUAL TOTAL RETURNS WITH FEE ADJUSTMENTS, AND A RISK FACTOR THAT REFLECTS FUND PERFORMANCE RELATIVE TO THREE-MONTH TREASURY BILL MONTHLY RETURNS. ONLY 33% OF THE FUNDS IN AN INVESTMENT CATEGORY MAY RECEIVE FOUR OR FIVE STARS. AS OF 12/31/02, THERE WERE 14 FUNDS IN THE FUND'S ASSET CATEGORY RATED BY MORNINGSTAR. IN FEBRUARY 2003, MORNINGSTAR RATED THE FUND FOUR STARS.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

LETTER TO STOCKHOLDERS (CONTINUED)


relative to other funds in its asset class" shows that the Fund as of 12/31/02 was 51% less risky over ten years than the average for the same asset class and 42% less risky for the three year period (go to www.morningstar.com, under closed-end funds, quicktake report for details). The Fund also received Lipper, Inc.'s top ranking for Western European closed-end funds in ten-year performance for the period ended December 31, 2001, the last year for which data on such ranking by Lipper, Inc. is available.** PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

**LIPPER, INC. IS AN INDEPENDENT FUND PERFORMANCE MONITOR. AS OF 12/31/01, THERE WERE TEN FUNDS IN THE LIPPER WESTERN EUROPEAN CLOSED-END FUNDS CATEGORY, WHICH IS COMPRISED OF FUNDS THAT CONCENTRATE THEIR INVESTMENTS IN EQUITY SECURITIES WHOSE PRIMARY TRADING MARKETS OR OPERATIONS ARE IN THE WESTERN EUROPEAN REGION OR A SINGLE COUNTRY WITHIN THIS REGION.

PERFORMANCE COMMENTARY AND SWISS MARKET REVIEW

---------------------------------------------------------
        JANUARY 1, 2002 THROUGH DECEMBER 31, 2002
---------------------------------------------------------
 PERFORMANCE IN SWISS FRANCS
 Swiss Performance Index (SPI)                   (25.95)%
---------------------------------------------------------
 Swiss Helvetia Fund
---------------------------------------------------------
  Based on Net Asset Value                       (20.40)%
---------------------------------------------------------
 CHANGE IN U. S. DOLLAR VS SWISS FRANC           (16.68)%
---------------------------------------------------------
 PERFORMANCE IN U. S. DOLLARS
 Swiss Helvetia Fund
---------------------------------------------------------
  Based on Net Asset Value                        (4.46)%
---------------------------------------------------------
  Based on Market Price                           (6.92)%
---------------------------------------------------------
 S & P 500 Index                                 (22.10)%
---------------------------------------------------------
 MSCI EAFE Index                                 (15.94)%
---------------------------------------------------------
 Lipper European Fund Index (10 Largest)         (18.06)%
---------------------------------------------------------
 Lipper European Fund Universe Average           (17.41)%
---------------------------------------------------------

SOURCES: FORUM FINANCIAL GROUP, BLOOMBERG

SWISS ECONOMY
     The Swiss and European economies are following the same cycle. Capital spending has been adjusted downward to reflect weaker consumer spending. Despite weak economic indicators, the Swiss National Bank has left its target range for the 3 months Swiss franc LIBOR unchanged at 0.25-1.25% with an easing bias. While the Swiss central bank wants to prevent further appreciation of the currency, it is running out of resources to accomplish that goal. Switzerland, because it is at the opposite end of the spectrum from the U.S. (non-engagement in conflicts, principle of neutrality), is bound to see its currency under upward pressure during tense geopolitical situations. Capital spending in Switzerland, despite a mediocre outlook for consumer spending and pressure on exports, is due for a rebound in 2003. Management expects a Real Gross Domestic Product increase of only 1% next year, continued weakness in job creation, and increasing pressure against exports due to a strengthening currency.

OUTLOOK FOR THE SWISS MARKET
     The theme of the year 2003 may very well be reflation, engineered by the Federal Reserve and the European Central Banks. That, combined with the apparent overvaluation of Treasuries and other risk-free assets, should continue to trigger a broad shift in asset allocation in favor of equities. As a result, the overall backdrop for stocks and for commodities is positive.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

LETTER TO STOCKHOLDERS (CONTINUED)


     The fate of the Swiss market will depend mainly on the performance of the financial and pharmaceutical sectors. Management believes that Swiss financial institutions have improved operations and management significantly as a result of recent restructuring. Company-specific risks have receded substantially. The capital base has been replenished and cost cutting programs are finally coming to fruition. Most of these companies are more sensitive to changes in the stock market than to changes in the economy. Since Management expects the stock market to outperform the economy in 2003, the context is favorable for these financial companies.

     Pharmaceutical companies are trading at a slight premium to the market. However, this slight premium is still a historically low valuation. Management believes there is more upside potential than downside potential in this sector.

     Overall, stock markets are cheap when compared to bond yields, especially risk-free bond yields. A key Management assumption is that the disparity between earnings yields and bond yields will close. This would give stocks a boost if the Federal Reserve wins its war against deflation as Management predicts.

COMMENT ON THE CURRENCY
     The weakening of the U.S. dollar accelerated toward the end of the year as money was repatriated out of the dollar zone. Despite relatively weaker economic growth in Europe and in Switzerland in particular, the dollar suffered from the U.S. trade deficit and increasing government deficit projections. In addition, the risk of war put pressure on the U.S. currency as investors favored other safe haven currencies such as the Swiss franc.

     The Fed made it clear that it will fight deflation by any means, which likely includes a substantial increase in the supply of U.S. dollars. This creates, in turn, a supply and demand imbalance, contributing to further weakness versus the major currencies and especially against commodities.

     Management believes that the dollar is on a down trend because the factors behind its recent decline are still in place. Because Swiss multinational companies have a disproportionate emphasis on exports and a large amount of U.S. dollar denominated assets, Management expects this down-trend will have a disproportionate impact on their revenues and earnings.

     The impact of currency movements on Swiss equity prices is a complex issue. More than simply making exports too expensive for non-Swiss customers, currency movements expose Swiss firms to three distinct risks: translation risk, operational risk and transaction risk. Swiss companies have different hedging opportunities, including the use of market instruments, and natural hedges, such as shifting production out of Switzerland and local sourcing.

     Some Swiss companies report in euros or U.S. dollars. However, since they are more

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

LETTER TO STOCKHOLDERS (CONCLUDED)


truly international than distinctly U.S. or European, they will still be affected by currency movements. Management expects the strong Swiss currency to dampen the expansion of the valuation of Swiss multinationals, which comprise over 80% of the Swiss market. On the other hand, this currency exposure may already be built into current equity prices. In the opinion of Management, the valuation of Swiss stocks is rather cheap, and therefore upside potential exists.

STOCK REPURCHASE PROGRAM
     During the full year 2002, the Fund repurchased and retired 219,700 shares of its common stock at an average price of $10.75 per share and a weighted average discount of 16.90%. The total expenditure of $2,361,886 enhanced stockholder value by $513,051. During the period, the discount rate was between 14.40% and 23.39% finishing the year at 18.44%.

Sincerely,

(-s- Paul Hottinguer)

Paul Hottinguer
CHAIRMAN

(-s- Rodolphe E. Hottinger)

Rodolphe E. Hottinger
PRESIDENT AND CHIEF EXECUTIVE OFFICER

December 31, 2002

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

CERTAIN INFORMATION CONCERNING DIRECTORS

     The following tables set forth certain information about each person currently serving as a Director of the Fund, including his beneficial ownership of Common Stock of the Fund. All information presented in the tables is as of December 31, 2002. Information is presented separately with respect to Directors who have been determined to be non-interested Directors and Directors who are interested Directors under the Investment Company Act of 1940, as amended.

-----------------------------------------------------------------------------------------------------------------------------------

                                                    CLASS I INTERESTED DIRECTOR
                                                    (TERM WILL EXPIRE IN 2004)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  SHARES AND DOLLAR
   NAME,     POSITION(S)   TERM OF OFFICE                  PRINCIPAL                      OTHER DIRECTORSHIPS         RANGE OF
  ADDRESS     WITH FUND    AND LENGTH OF                 OCCUPATION(S)                     HELD BY DIRECTOR         COMMON STOCK
   & AGE                    TIME SERVED              DURING PAST FIVE YEARS                                         BENEFICIALLY
                                                                                                                      OWNED AT
                                                                                                                  DEC. 31, 2002(1)
-----------------------------------------------------------------------------------------------------------------------------------
    Mr.      Director(2)   Director from   Senior Advisor to the Hottinger Group and             None                   700
 Alexandre                    1987 to       President of Hottinger U.S., Inc. since                                 $1-$10,000
de Takacsy                  February 8,     April, 1986; Vice Chairman of the Board
Financiere                 1994 and since    and Director: Hottinger Capital Corp.;
Hottinguer                 September 17,    Retired Senior Executive: Royal Bank of
  43, rue                      1998.                        Canada.
 Taitbout
75009 Paris
  France
  Age 73



-----------------------------------------------------------------------------------------------------------------------------------

                                                CLASS I NON-INTERESTED DIRECTOR
                                                (TERM WILL EXPIRE IN 2004)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    SHARES AND DOLLA
   NAME,      POSITION(S)    TERM OF OFFICE                  PRINCIPAL                      OTHER DIRECTORSHIPS         RANGE OF
  ADDRESS      WITH FUND     AND LENGTH OF                 OCCUPATION(S)                     HELD BY DIRECTOR         COMMON STOCK
   & AGE                      TIME SERVED              DURING PAST FIVE YEARS                                         BENEFICIALLY
                                                                                                                        OWNED AT
                                                                                                                    DEC. 31, 2002(1)
------------------------------------------------------------------------------------------------------------------------------------
Mr. Claude W.  Director;    Director since      President of the Swiss Police Academy W.   Member of the Board:          1,814
  Frey         Member of         1995.          (Neuchatel) since 1996; Member of the     Infra 2000 (Marin); Berun  $10,001-$50,000
 Clos 108      Nominating                    Swiss Parliament since 1979; Parliamentary   Frais SA (Maria); SCCM SA
   2012      Committee from                      Assembly of the Council of Europe           (Crans-Montana).
 Auvernier   1996 to 2002,                     (Strasbourg) since 1996 and Executive
Switzerland     and the                      Board of the "North-South Centre" (Lisbon)
              Governance/                        since 1999; Chairman of the Board:
  Age 59       Nominating                       Federation of Swiss Food Industries
               Committee                     (Berne) from 1991 to 2001; Association of
              since 2002.                    Swiss Chocolate Manufacturers (Berne) from
                                                 1991 to 2000; Swiss Association of
                                                  Biscuits and Sugar Confectioners
                                             Industries (Berne) from 1991 to 2000; Vice
                                             Chairman of the Board: Federation of Swiss
                                             Employers' Association (Zurich) from 1997
                                                                        to 2001.


                                        8



                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

CERTAIN INFORMATION CONCERNING DIRECTORS (CONTINUED)


                                                CLASS I NON-INTERESTED DIRECTOR
                                                   (TERM WILL EXPIRE IN 2004)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    SHARE AND DOLLAR
                                                                                             OTHER DIRECTORSHIPS         RANGE OF
   NAME,      POSITION(S)    TERM OF OFFICE                  PRINCIPAL                        HELD BY DIRECTOR         COMMON STOCK
  ADDRESS      WITH FUND     AND LENGTH OF                 OCCUPATION(S)                                               BENEFICIALLY
   & AGE                      TIME SERVED              DURING PAST FIVE YEARS                                            OWNED AT
                                                                                                                     DEC. 31, 200
------------------------------------------------------------------------------------------------------------------------------------

Mr.Eric R.   Director; Vice   Director since     Chairman of the Board: Societe               Board Member: Pro           1,000
 Gabus       Chairman (Non-        1987.         Neuchateloise de Presse since 1999;       C.I.C.R. (International   $10,001-$50,000
St.Dominique  Officer) since                     L'Express Communication (Neuchatel) from   Red Cross) Neuchatel
   1815      1994; Chairman                      1983 to 2002; Vice Chairman of the Board:        since 1986.
 Clarens       of the                          Fondation Denis de Rougemont pour
Switzerland   Nominating                           l'Europe, Geneva since 1980.
             Committee from
   Age 75    1987 to 2002,
              the Governance/
               Nominating
               Committee
              since 2002 and
             Member of the
               Litigation
               Committee
              since 2001.

                                                   CLASS II INTERESTED DIRECTOR
                                                    (TERM WILL EXPIRE IN 2005)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  SHARES AND DOLLAR
   NAME,     POSITION(S)   TERM OF OFFICE                  PRINCIPAL                      OTHER DIRECTORSHIPS         RANGE OF
  ADDRESS     WITH FUND    AND LENGTH OF                 OCCUPATION(S)                     HELD BY DIRECTOR         COMMON STOCK
   & AGE                    TIME SERVED              DURING PAST FIVE YEARS                                         BENEFICIALLY
                                                                                                                      OWNED AT
                                                                                                                  DEC. 31, 2002(1)
-----------------------------------------------------------------------------------------------------------------------------------
 The Baron   Director(2);  Director since      General Partner: Hottinger et Cie          Member: Conseil de        268,443(3)
 Hottinger   Chairman of       1987.            (Zurich); President: Conseil de            Surveillance AXA;       over $100,000
 Hottinger   the Board of                    Surveillance Credit Suisse/Hottinguer          Administrator:
  et Cie      Directors                     (Paris); Sofibus (Paris) (real estate);     Investissement Provence
Dreikonigstrasse  and Chief                 Vice President and Director: Financiere      SA (holding company);
    55        Executive                          Hottinguer (holding company);         AXA; AXA Assurances IARD;
8027 Zurich  Officer from                  Administrator: Hottinger U.S., Inc. (USA);   AXA Courtage IARD; AXA
Switzerland    1987 to                          Hottinguer Gestion (Luxembourg)        Courtage VIE; AXA Assur-
                1989.                      (investment advisor) until December 1998;     ances Vie; AXA France
  Age 68                                   Auditor: Didot Bottin; Financiere Provence      Assurances; Alpha
                                           de Participations (FPP) (venture capital);   Assurances Vie; Finaxa;
                                              Managing Director: Intercom (holding      Hottinger International
                                             company); Sofides (real estate); Vice       Fund -- "U.S. Growth
                                           President: Gaspee (real estate); Chairman     Fund" (publicly-held
                                              of the Board and Director: Hottinger     Luxembourg mutual fund);
                                                         Capital Corp.                   ECU Invest (publicly-
                                                                                        held Luxembourg mutual
                                                                                           fund); Hottinguer
                                                                                          International Asset
                                                                                       Management (Luxembourg);
                                                                                         Hottinger U.S., Inc.
                                                                                         (USA); Member of the
                                                                                           Board: Conseil de
                                                                                      Surveillance of EMBA N.V.
                                                                                          (holding company);
                                                                                           Permanent Repre-
                                                                                         sentative: AXA to AXA
                                                                                              Millesime.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


CERTAIN INFORMATION CONCERNING DIRECTORS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------

                                                   CLASS II INTERESTED DIRECTOR
                                                    (TERM WILL EXPIRE IN 2005)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     SHARES AND
                                                                                                                  DOLLAR RANGE OF
                                                                                                                    COMMON STOCK
   NAME,                   TERM OF OFFICE                  PRINCIPAL                                                BENEFICIALLY
  ADDRESS    POSITION(S)   AND LENGTH OF                 OCCUPATION(S)                    OTHER DIRECTORSHIPS         OWNED AT
   & AGE      WITH FUND     TIME SERVED              DURING PAST FIVE YEARS                HELD BY DIRECTOR       DEC. 31, 2002(1)
----------------------------------------------------------------------------------------------------------------------------------
Mr. Paul R.  Director(2);  Director since    Of Counsel: Salans Hertzfeld Heilbronn              None                  8,285
  Brenner     Secretary    December 2002.    Christy & Viener (law firm) since July                               $50,001-$100,000
   Esq.      from 1987 to                    1996; Paul R. Brenner, Attorney-at-Law
 25 Moore    December 5,                   since June 1993; Counsel to the Fund from
   Road         2002.                            May 1994 to December 5, 2002.
Bronxville,
 New York
   10708
  Age 60

                                                 Class II Non-Interested Directors
                                                     (Term Will Expire in 2005)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        OTHER DIRECTORSHIPS HELD   SHARES AND DOLLAR
   NAME,     POSITION(S)   TERM OF OFFICE                  PRINCIPAL                   BY DIRECTOR OR NOMINEE FOR      RANGE OF
  ADDRESS     WITH FUND    AND LENGTH OF                 OCCUPATION(S)                          DIRECTOR             COMMON STOCK
   & AGE                    TIME SERVED              DURING PAST FIVE YEARS                                          BENEFICIALLY
                                                                                                                       OWNED AT
                                                                                                                   DEC. 31, 2002(1)
------------------------------------------------------------------------------------------------------------------------------------
Mr. Didier    Director;    Director since   Honorary Chairman: Schneider Electric SA    Director: AON (France);         2,185
  Pineau-     Member of        1999.         (industrial conglomerate) since 1999;      Fleury Michon (France);    $10,001-$50,000
Valencienne   the Audit                     Chairman of the Board and CEO: Schneider   AFEP (France); Equitable
    c/o       Committee                    Electric SA (industrial conglomerate) from       Companies Inc.
 Schneider   since 1999,                    1981 until February 1999; Chairman: AFEP   (insurance); Aventis, SA
Electric SA      the                        from 1999 to 2001; Vice Chairman: Credit    (Formerly Rhone-Poulenc
 64 Rue de    Litigation                      Suisse First Boston (Europe) Limited      SA) (chemicals); Wendel
Miromesnil    Committee                      (investment banking) since February 1,    Investissements (formerly
75008 Paris  since 2001,                   1999; Senior Advisor: CSFB; Partner, PEPC     CGIP); Foundation de
  France       and the                         Private Equity Partners (France).       France; LaGardere (France)
             Governance/                                                               (holding company); Member:
  Age 71      Nominating                                                                  LaGardere (France)
              Committee                                                                (holding company); ADNRE
             since 2002.                                                               (France); Member of Board
                                                                                          of Trustees: IASC.
------------------------------------------------------------------------------------------------------------------------------------
 Samuel B.      Director;   Director since  Senior Vice President and General Counsel:   Director: Global Energy         2,806
Witt, III,     Chairman of       1987.      Stateside Associates, Inc. since August      Management Company, Inc.;   $10,001-$50,000
   Esq.       the Audit 1993;               Samuel B. Witt, III, Trustee:                The Williamsburg Stateside
Associates, Inc Committee                   Attorney-at-Law, since August 1993.            Investment Trust
2300 Clarendon  since 1993,                                                              (registered investment company).
   Blvd.     and the Litigation
 Suite 407     Committee
Arlington,    since 2001,
 Virginia     Member of the
22201-3367     Governance/
               Nominating
 Age 67         Committee
                since 2002.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


CERTAIN INFORMATION CONCERNING DIRECTORS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------

                                                   CLASS III INTERESTED DIRECTOR
                                                    (TERM WILL EXPIRE IN 2003)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  SHARES AND DOLLAR
   NAME,     POSITION(S)   TERM OF OFFICE                  PRINCIPAL                      OTHER DIRECTORSHIPS         RANGE OF
  ADDRESS     WITH FUND    AND LENGTH OF                 OCCUPATION(S)                     HELD BY DIRECTOR         COMMON STOCK
   & AGE                    TIME SERVED              DURING PAST FIVE YEARS                                         BENEFICIALLY
                                                                                                                      OWNED AT
                                                                                                                  DEC. 31, 2002(1)
-----------------------------------------------------------------------------------------------------------------------------------
 Mr. Paul    Director(2);  Director since      General Partner: Hottinger et Cie           Director: Drouot         268,443(3)
Hottinguer   Chairman of       1987.       (Zurich); President: Gaspee (real estate)   Securite; Member: Conseil   over $100,000
 Hottinger   the Board of                  since 1992; Financiere Hottinguer (holding   de Surveillance Credit
  et Cie      Directors                     company) since 1990; Financiere Provence      Suisse Hottinguer;
Dreikonigstrasse since 1989;                 Participations (venture capital firm)          Societe pour le
  55           Chief                          since 1990; AXA International  Obligation       Financement de Bureaux et
8027 Zurich    Executive                     (finance) since 1996;  Hottinguer            Gestion d'Usines Sofibus
Switzerland Officer from                    (Luxembourg) (investment advisor) from                    (real estate).
               1989 to                     1991 to 1998; Managing Director: Intercom
  Age 60        2002.                          (holding company) since 1984; Vice
                                           Chairman of the Board, Director and Member
                                           of Investment Committee: Hottinger Capital
                                                Corp; Administrator: Investissement
                                            Hottinger SA since 1989; Finaxa (finance)
                                            since 1982; Permanent Representative:
                                              Credit Suisse Hottinguer to Provence
                                           International (publicly held French mutual
                                            fund); Credit Suisse Hottinguer to PPC;
                                             Credit Suisse Hottinguer to Croissance
                                           Britannia (investment fund); Credit Suisse
                                            Hottinguer to Harwanne Allemagne.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


CERTAIN INFORMATION CONCERNING DIRECTORS (CONCLUDED)

------------------------------------------------------------------------------------------------------------------------------------

                                                 CLASS III NON-INTERESTED DIRECTORS
                                                     (TERM WILL EXPIRE IN 2003)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   SHARES AND DOLLAR
   NAME,     POSITION(S)   TERM OF OFFICE                  PRINCIPAL                    OTHER DIRECTORSHIPS HELD       RANGE OF
  ADDRESS     WITH FUND    AND LENGTH OF                 OCCUPATION(S)                 BY DIRECTOR OR NOMINEE FOR    COMMON STOCK
   & AGE                    TIME SERVED              DURING PAST FIVE YEARS                     DIRECTOR             BENEFICIALLY
                                                                                                                       OWNED AT
                                                                                                                   DEC. 31, 2002(1)
------------------------------------------------------------------------------------------------------------------------------------
Mr. Claude    Director;    Director since        E.B.R.D. -- European Bank for                   None                   6,992
Mosseri-Marlio  Member of      1993.         Reconstruction and Development; Senior                                $50,001-$100,000
 6 bis rue       the                           Advisor: TAM Program (Turn Around
du Cloitre    Nominating                       Management) since 1999; Financial
Notre-Dame    Committee                      Consultant, portfolio management since
75004 Paris   since 1993                     1982; Professor, Schiller University,
  France       and the                       Paris since 1989; Professor, American
             Governance/                   Business School, Paris, since 1995; Guest
  Age 72      Nominating                      Lecturer, Kelley School of Business,
              Committee                      Indiana University, since 1998; Guest
             since 2002.                    Lecturer, Fox School of Business, Temple
                                                University, since 2002; Visiting
                                              Professor, Tyumen State Institute of
                                            Management, Tyumen, Russia, since 2002.
------------------------------------------------------------------------------------------------------------------------------------
Stephen K.    Director;    Director since   Of Counsel: Sullivan & Cromwell (law firm)   Director: Pioneer Funds        19,217
West, Esq.    Member of        1995.                      since 1997.                   (registered investment      over $100,000
Sullivan &    the Audit                                                                 company) (52 portfolios);
 Cromwell     Committee                                                                 AMVESCAP PLC (Investment
 125 Broad   since 1996,                                                                       Manager).
  Street         the
 New York,    Litigation
 New York     Committee
   10004      since 2001
               and the
  Age 74     Governance/
              Nominating
              Committee
             since 2002.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

CERTAIN INFORMATION CONCERNING EXECUTIVE OFFICERS

     The following table sets forth certain information about each person currently serving as an Executive Officer of the Fund, including his beneficial ownership of Common Stock of the Fund. All information presented in the table is as of December 31, 2002.

------------------------------------------------------------------------------------------------------------------------
                                                   EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL                               SHARES OF
       NAME,             POSITION(S)                            OCCUPATION(S)                           COMMON STOCK
   ADDRESS & AGE          WITH FUND                         OWNED AT DURING PAST                         BENEFICIALLY
                                                                 FIVE YEARS                              DEC. 31, 2002(1)

------------------------------------------------------------------------------------------------------------------------
  Mr. Rodolphe E.       President and      Managing Partner: Hottinger et Cie (Zurich) since 1987;        284,759(3)
    Hottinger(2)           Chief              President:  Hottinger Capital,  S.A. (Geneva)              Over $100,000
   Hottinger et Cie      Executive          (investment   company) since 2000;  Hottinger & Co.
 3 Place des Bergues      Officer           Ltd, UK  (investment advisor) since 2001; and
       C.P. 395                             Emba, NV (investment company) since 1990; Vice
    CH-1201 Geneva                        Chairman of the Board, Director, Chief Executive
     Switzerland                            Officer and Member of Investment Committee: Hottinger
                                                      Capital Corp. ("HCC") since 1994.
        Age 46

------------------------------------------------------------------------------------------------------------------------
Mr.Rudolf Millisits(2)  Senior Vice         Director:  HCC since December 2000;  Chief Operating           7,035
    Officer:  7,035      President,         HCC since December 1998; Executive Vice President,         $50,001-$100,000
 Hottinger Capital      Treasurer and       Portfolio Manager, Member of Investment Committee
       Corp.           Chief Financial      and Chief Compliance Officer: HCC since September 1994;
   1270 Avenue of          Officer          Assistant Secretary: HCC since August 1995; Executive
    the Americas                            Vice President: Hottinger U.S., Inc. since September 1994
     Suite 400                              and Assistant Secretary since August 1995; Assistant
 New York, New York                          Vice President Hottinger & Cie,   Geneva.
       10020

       Age 45
------------------------------------------------------------------------------------------------------------------------
Mr.Philippe R. Comby(2)  Vice President      Senior Vice President: HCC since 2002;  First                   2,500
Hottinger Capital                            Vice President: HCC from 1998 to 2002; Vice President:       $10,001-$50,000
      Corp.                                  HCC from 1996 to 1998 and Hottinger U.S., Inc. since
  1270 Avenue of                             1996; Treasurer: HCC since 1997. Member of Investment
   the Americas                               Committee: HCC since 1994.
    Suite 400
New York, New York
      10020

   Age 36

------------------------------------------------------------------------------------------------------------------------
Mr. Edward J. Veilleux(2)  Vice President     President EJV Financial Services LLC (Investment               1,000
  EJV Financial             and Secretary      Company Consulting)  since  May  2002;                     $10,001-$50,000
   Services LLC                               Director: Deutsche Asset Management from 1999 to
5 Brook Farm Court                           2002; Principal: BT Alex. Brown Incorporated from
 Hunt Valley, MD                                  1989 to 1999; Executive Vice President,
      21030                                   Investment Company Capital Corp. from 1987 to 2002;
                                                Trustee; Devcap Shared Return Fund since 2000.
    Age 59


--------------------------------------------------------------------------------
(1) ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (14 PERSONS) OWNED 338,293 SHARES WHICH CONSTITUTES APPROXIMATELY 1.4% OF THE OUTSTANDING COMMON STOCK OF THE FUND. SHARE NUMBERS IN THIS ANNUAL REPORT HAVE BEEN ROUNDED TO THE NEAREST WHOLE SHARE.

(2) INDICATES "INTERESTED PERSON," AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"). PAUL HOTTINGUER AND THE BARON HOTTINGER ARE BROTHERS AND RODOLPHE E. HOTTINGER IS THE SON OF THE BARON. PAUL HOTTINGUER, THE BARON HOTTINGER, AND RODOLPHE E. HOTTINGER ARE

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


CERTAIN INFORMATION CONCERNING EXECUTIVE OFFICERS (CONCLUDED)


    "INTERESTED PERSONS" BECAUSE OF THEIR AFFILIATION WITH HOTTINGER ET CIE (ZURICH) AND HOTTINGER U.S., INC., CONTROLLING PERSONS OF HCC, THE FUND'S INVESTMENT ADVISOR. ALEXANDRE DE TAKACSY IS AN "INTERESTED PERSON" BECAUSE OF HIS AFFILIATION WITH HCC. PAUL R. BRENNER IS AN "INTERESTED PERSON" BECAUSE HE SERVED AS COUNSEL TO THE FUND, COUNSEL TO HCC AND OF COUNSEL TO SALANS HERTZFELD HEILBRONN CHRISTY & VEINER, WHICH SERVED AS GENERAL COUNSEL FOR THE FUND DURING THE LAST TWO YEARS. IN ADDITION, RODOLPHE E. HOTTINGER, RUDOLF MILLISITS, PHILIPPE R. COMBY, AND EDWARD J. VEILLEUX ARE CONSIDERED "INTERESTED PERSONS" BECAUSE EACH IS AN OFFICER OF THE FUND.

(3) HOTTINGER ET CIE (ZURICH), A PARTNERSHIP, OWNS 152,260 SHARES OF THE FUND, HCC OWNS 107,964 SHARES OF THE FUND, AND HOTTINGER TREUHAND AG OWNS 8,219 SHARES OF THE FUND. PAUL HOTTINGUER, THE BARON HOTTINGER, AND RODOLPHE E. HOTTINGER ARE CONTROLLING PARTNERS OF HOTTINGER ET CIE (ZURICH) AND CONTROLLING SHAREHOLDERS AND DIRECTORS OF HCC AND HOTTINGER TREUHAND AG AND THEREFORE SHARE VOTING AND INVESTMENT POWER OVER THE 268,443 SHARES OF THE FUND OWNED BY HOTTINGER ET CIE (ZURICH), HCC, AND HOTTINGER TREUHAND AG. IN ADDITION, RODOLPHE E. HOTTINGER AND HIS CHILDREN DIRECTLY OWN 16,316 SHARES OF THE FUND.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

REVIEW OF OPERATIONS

Trading Activity for 2002 involved changes in the following positions:

NEW INVESTMENTS BY THE FUND
-------------------------------------------------------

Geberit AG
Givaudan SA
Micronas Semiconductor Holding AG
SGS Societe Generale de Surveillance Holding SA
Swiss Life Holding
Syngenta AG
Unaxis Holding AG
Zurich Financial Services AG

-------------------------------------------------------
ADDITIONS TO EXISTING INVESTMENTS
-------------------------------------------------------

Baloise Holding AG
Converium Holding AG
Phonak Holding AG
Schindler Holding AG
Sika AG
The Swatch Group Ltd.

-------------------------------------------------------
SECURITIES DISPOSED OF
-------------------------------------------------------

Adecco SA
Bank Sarasin & Co.
Compagnie Financiere Richemont AG
Daetwyler Holding Inc.
Disetronic Holding Ltd.
Galenica Holding Ltd.
Gurit-Heberlein AG
Huber & Suhner AG
Jelmoli Holding AG
Julius Baer Holdings AG
Kaba Holding AG
Kudelski SA
Logitech International SA
Schaffner Holding Ltd.
Serono SA
Straumann Holding AG
Swisscom AG
Tecan Group, Ltd.
Vontobel Holding AG

-------------------------------------------------------
REDUCTIONS IN EXISTING INVESTMENTS
-------------------------------------------------------

Berna Biotech AG
Credit Suisse Group
Holcim Ltd.
Komax Holding AG
Lonza Group AG
Novartis AG
Swiss Reinsurance Company

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2002

 NO. OF                                                PERCENT
 SHARES      SECURITY                       VALUE     NET ASSETS
----------------------------------------------------------------
COMMON STOCK -- 84.99%
BANKS -- 7.56%

  435,000  UBS AG(2)
           REGISTERED SHARES               $ 21,141,245    7.56%
           Attracts deposits and offers
           commercial and investment
           banking services.
           (Cost $7,578,949)
                                           ------------  ------
                                             21,141,245    7.56

BIOTECHNOLOGY -- 0.33%

  104,940  BERNA BIOTECH AG(1)
           REGISTERED SHARES                    910,739    0.33
           Produces vaccines for
           influenza, hepatitis, travel
           and general immunization.
           (Cost $1,621,187)
                                           ------------  ------
                                                910,739    0.33

BUILDING CONTRACTORS AND MATERIALS -- 0.54%

    8,295  HOLCIM LTD.
           BEARER SHARES                      1,505,782    0.54
           Produces and markets various
           building materials, in
           addition to providing
           consulting and engineering
           services in all areas of the
           cement manufacturing process.
           (Cost $1,515,254)
                                           ------------  ------
                                              1,505,782    0.54

CHEMICALS -- 9.57%

   22,582  GIVAUDAN SA(2)
           REGISTERED SHARES                 10,125,725    3.62
           Manufactures and markets
           fragrances and flavors from
           natural and synthetic
           ingredients.
           (Cost $8,939,271)

 NO. OF                                                PERCENT
 SHARES      SECURITY                       VALUE     NET ASSETS
----------------------------------------------------------------
COMMON STOCK -- 84.99%
CHEMICALS -- (CONTINUED)

   12,112  LONZA GROUP AG
           REGISTERED SHARES               $    735,812    0.26%
           The leading supplier of active
           chemical ingredients,
           intermediates, and
           biotechnology solutions to the
           pharmaceutical and
           agrochemical industries.
           (Cost $658,821)

   16,783  SIKA AG
           BEARER SHARES                      4,333,211    1.55
           Leading producer of
           construction chemicals.
           (Cost $4,237,473)

  200,282  SYNGENTA AG(2)
           REGISTERED SHARES                 11,595,121    4.14
           Produces herbicides,
           insecticides, and fungicides,
           and seeds for field crops,
           vegetables, and flowers.
           (Cost $11,821,824)
                                           ------------  ------
                                             26,789,869    9.57

ELECTRICAL ENGINEERING & ELECTRONICS -- 2.72%

    4,055  BELIMO HOLDING AG
           REGISTERED SHARES                  1,002,972    0.36
           World market leader in damper
           and volume control actuators
           for ventilation and
           air-conditioning equipment.
           (Cost $1,259,329)

   80,000  PHONAK HOLDING AG
           REGISTERED SHARES                    752,152    0.27
           Designs and produces wireless
           analog and digital hearing
           aids and miniaturized voice
           communication systems.
           (Cost $764,245)

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONTINUED)                            DECEMBER 31, 2002


 NO. OF                                                PERCENT
 SHARES      SECURITY                       VALUE     NET ASSETS
----------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
ELECTRICAL ENGINEERING & ELECTRONICS -- (CONTINUED)

    5,400  SAIA-BURGESS ELECTRONICS HOLDING AG
           REGISTERED SHARES               $  1,327,837    0.47%
           Develops and produces
           switches, motors and
           programmable control devices.
           Products are mainly used in
           the automobile, heating & air
           conditioning and
           telecommunications industries.
           (Cost $1,485,298)

   54,333  THE SWATCH GROUP LTD.
           BEARER SHARES                      4,518,909    1.62
           Manufactures watches, watch
           components and
           microelectronics. Produces
           machine tools for scientific,
           medical and industrial use.
           (Cost $3,776,078)
                                           ------------  ------
                                              7,601,870    2.72

FINANCIAL SERVICES -- 3.49%

  450,000  CREDIT SUISSE GROUP(2)
           REGISTERED SHARES                  9,763,506    3.49
           A global operating financial
           group.
           (Cost $6,490,024)
                                           ------------  ------
                                              9,763,506    3.49
FOOD & LUXURY GOODS -- 16.34%

      300  LINDT & SPRUNGLI AG
           REGISTERED SHARES                  1,865,914    0.67
           Major manufacturer of premium
           Swiss chocolates.
           (Cost $1,196,399)

  207,000  NESTLE SA(2)
           REGISTERED SHARES                 43,864,180   15.67
           Largest food and beverage
           processing company in the
           world.
           (Cost $12,427,541)
                                           ------------  ------
                                             45,730,094   16.34

 NO. OF                                                PERCENT
 SHARES      SECURITY                       VALUE     NET ASSETS
----------------------------------------------------------------

COMMON STOCKS -- (CONTINUED)
INSURANCE -- 5.96%
  115,000  BALOISE HOLDING AG
           REGISTERED SHARES               $  4,574,383    1.63%
           Medium-sized insurer active in
           all sectors of insurance.
           (Cost $5,106,175)

    61,000 CONVERIUM HOLDING AG(1)
           REGISTERED SHARES                  2,955,811    1.06
           Provides life and non-life
           reinsurance worldwide.
           (Cost $2,781,688)

   26,000  SCHWEIZERISCHE
           RUCKVERSICHERUNGS-
           GESELLSCHAFT (SWISS
           REINSURANCE COMPANY)
           REGISTERED SHARES                  1,705,504    0.61
           Second largest reinsurance
           company in the world.
           (Cost $1,969,348)

   74,000  SWISS LIFE HOLDING(1,2)
           REGISTERED SHARES                  5,766,616    2.06
           Provides life insurance,
           institutional investment
           management, and private
           banking services.
           (Cost $6,250,607)

   18,000  ZURICH FINANCIAL SERVICES AG
           REGISTERED SHARES                  1,679,323    0.60
           Offers property, accident,
           health, automobile, liability,
           financial risk and life
           insurance and retirement
           products.
           (Cost $1,917,129)
                                           ------------  ------
                                             16,681,637    5.96

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONTINUED)                            DECEMBER 31, 2002


 NO. OF                                                PERCENT
 SHARES      SECURITY                       VALUE     NET ASSETS
----------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
MACHINERY -- 2.72%

   39,000  SCHINDLER HOLDING AG(2)
           REGISTERED SHARES               $  7,601,433    2.72%
           One of the world's largest elevator
           companies and a leading Swiss
           machinery enterprise.
           (Cost $5,760,265)
                                           ------------  ------
                                              7,601,433    2.72

MISCELLANEOUS INDUSTRIES -- 0.08%

    7,025  KOMAX HOLDING AG
           REGISTERED SHARES                    234,218    0.08
           Seller of wire processing
           machines. Most important
           markets are the car, household
           appliance, telecommunications
           and electronics industries.
           (Cost $250,918)
                                           ------------  ------
                                                234,218    0.08

MISCELLANEOUS SERVICES -- 3.01%

   28,001  SGS SOCIETE GENERALE DE
           SURVEILLANCE HOLDING SA(2)
           REGISTERED SHARES                  8,424,399    3.01
           Provides a variety of
           industrial inspection,
           analysis, testing and
           verification services
           worldwide.
           (Cost $7,199,008)
                                           ------------  ------
                                              8,424,399    3.01
PHARMACEUTICALS -- 29.64%

1,375,000  NOVARTIS AG(2)
           REGISTERED SHARES                 50,169,053   17.93
           One of the leading
           manufacturers of
           pharmaceutical and nutrition
           products. (Cost $17,411,720)

 NO. OF                                                PERCENT
 SHARES      SECURITY                       VALUE     NET ASSETS
----------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
PHARMACEUTICALS -- (CONTINUED)

  470,000  ROCHE HOLDING AG(2)
           DIVIDEND RIGHTS CERTIFICATES    $ 32,750,777   11.71%
           Worldwide pharmaceutical
           company.
           (Cost $10,193,328)
                                           ------------  ------
                                             82,919,830   29.64

TECHNOLOGY -- 1.29%

   98,593
           MICRONAS SEMICONDUCTOR HOLDING AG(1)
           REGISTERED SHARES                  1,732,704    0.62
           Develops and manufactures a
           wide range of semiconductors
           and modules used by the
           automotive and consumer goods
           industries.
           (Cost $2,160,064)

   28,209  UNAXIS HOLDING AG
           REGISTERED SHARES                  1,887,128    0.67
           Provider of systems and IT
           services, including
           semiconductors, data storage
           and displays, as well as
           surface technology and space
           applications.
           (Cost $2,129,835)
                                           ------------  ------
                                              3,619,832    1.29
TRANSPORTATION -- 1.49%

   66,200  KUEHNE & NAGEL INTERNATIONAL
           AG
           REGISTERED SHARES                  4,165,329    1.49
           Operates sea freight, land and
           rail transportation businesses
           and warehousing and
           distribution facilities.
           (Cost $3,446,629)
                                           ------------  ------
                                              4,165,329    1.49

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONCLUDED)                            DECEMBER 31, 2002


 NO. OF                                                PERCENT
 SHARES      SECURITY                       VALUE     NET ASSETS
----------------------------------------------------------------
COMMON STOCKS -- (CONCLUDED)
UTILITIES -- 0.25%

    2,468  GEBERIT AG
           REGISTERED SHARES               $    710,396    0.25%
           Manufactures and supplies
           water supply pipes and
           fittings, installation
           systems, drainage and flushing
           systems such as visible
           cisterns, and other sanitary
           systems for the commercial and
           residential construction
           markets.
           (Cost $666,597)
                                           ------------  ------
                                                710,396    0.25

           TOTAL COMMON STOCKS
           (Cost $131,015,004)(3)          $237,800,179   84.99%

           OTHER ASSETS IN EXCESS OF         41,998,537   15.01
           LIABILITIES
                                           ------------  ------
           NET ASSETS                      $279,798,716  100.00%
                                           ============  ======

--------------------------------------------------------------------------------
(1)  NON-INCOME  PRODUCING  SECURITY.
(2)  ONE OF  THE  TEN  LARGEST  PORTFOLIO HOLDINGS.
(3)  AGGREGATE  COST FOR FEDERAL TAX PURPOSES IS  $132,490,616.
SEE NOTES TO THE FINANCIAL STATEMENTS.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 2002


ASSETS:
   Investments, at value (cost $131,015,004)................  $237,800,179
   Cash.....................................................     1,037,034
   Foreign currency (cost $44,786,153)......................    49,179,877
   Receivable for securities sold...........................     4,183,865
   Interest receivable......................................         7,649
   Tax reclaims receivable..................................       917,896
   Prepaid expenses and other...............................        26,264
                                                              ------------
      Total assets..........................................   293,152,764
                                                              ------------
LIABILITIES:
   Capital gain distribution payable........................    12,807,098
   Advisory fees payable (Note 2)...........................       199,362
   Audit and legal fees payable.............................        87,796
   Custody fees payable.....................................        70,567
   Administration fees payable..............................        44,997
   Transfer agent fees payable..............................        23,640
   Accounting fees payable..................................        15,674
   Accrued expenses and other...............................       104,914
                                                              ------------
      Total liabilities.....................................    13,354,048
                                                              ------------
      Net assets............................................  $279,798,716
                                                              ------------
COMPOSITION OF NET ASSETS:
   Paid in capital..........................................   168,183,946
   Accumulated net realized gain (loss) from investment
     transactions...........................................       249,959
   Net unrealized appreciation on investments and foreign
     currencies.............................................   111,364,811
                                                              ------------
   Net assets...............................................  $279,798,716
                                                              ------------
NET ASSET VALUE PER SHARE:
   ($279,798,716 / 23,673,009 shares outstanding)...........  $      11.82
                                                              ============

--------------------------------------------------------------------------------
SEE NOTES TO THE FINANCIAL STATEMENTS.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME:
   Dividends (less foreign taxes withheld of $545,103)......   $  3,183,638
   Interest.................................................        413,048
                                                               ------------
      Total income..........................................      3,596,686
                                                               ------------
EXPENSES:
   Investment advisory fees (Note 2)........................      2,511,744
   Professional fees........................................        292,730
   Directors' fees & expenses...............................        341,177
   Administration fees......................................        254,145
   Custody fees.............................................        155,737
   Printing and shareholder reports.........................        102,946
   Accounting fees..........................................         97,120
   Franchise taxes..........................................         57,320
   Transfer agent fees......................................         94,056
   Miscellaneous............................................        130,387
                                                               ------------
      Total expenses........................................      4,037,362
                                                               ------------
      Expenses in excess of net investment income...........       (440,676)
                                                               ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES:
   Net realized gain (loss) from:
      Investment transactions...............................     13,569,040
      Foreign currency transactions.........................       (940,306)
      Net change in unrealized appreciation/depreciation on
       investments and foreign currencies...................    (29,587,930)
                                                               ------------
      Net Realized and Unrealized Gain (Loss) on Investments
       and foreign currencies...............................    (16,959,196)
                                                               ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS..................   $(17,399,872)
                                                               ============

--------------------------------------------------------------------------------
SEE NOTES TO THE FINANCIAL STATEMENTS.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                             ------------------------------------
                                                                   2002               2001
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment (expenses in excess of) income..........     $   (440,676)      $    (793,778)
   Net realized gain from investment and foreign currency
      transactions........................................       12,628,734           6,224,569
   Net change in unrealized appreciation/depreciation on
      investments and foreign currencies..................      (29,587,930)       (109,534,341)
                                                               ------------       -------------
   Net decrease in net assets from operations.............      (17,399,872)       (104,103,550)
                                                               ------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................       (1,532,859)                 --
   In excess of net investment income.....................         (178,799)                 --
   Net realized capital gains.............................      (13,163,694)         (7,360,963)
                                                               ------------       -------------
      Total distributions to shareholders.................      (14,875,352)         (7,360,963)
                                                               ------------       -------------
CAPITAL SHARE TRANSACTIONS:
   Value of shares issued in reinvestment of dividends and
      distributions.......................................               --          16,795,124
   Value of shares repurchased through stock buyback......       (2,361,886)         (6,209,492)
                                                               ------------       -------------
   Total increase (decrease) from capital share
      transactions........................................       (2,361,886)         10,585,632
                                                               ------------       -------------
   Total decrease in net assets...........................      (34,637,110)       (100,878,881)
NET ASSETS:
   Beginning of year......................................      314,435,826         415,314,707
                                                               ------------       -------------
   End of year (including undistributed net investment
      income of $0 and $1,532,859, respectively)..........     $279,798,716       $ 314,435,826
                                                               ============       =============

--------------------------------------------------------------------------------
SEE NOTES TO THE FINANCIAL STATEMENTS.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                   --------------------------------------------------------
                                                     2002        2001        2000        1999        1998
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value at beginning of year..........  $  13.16    $  17.92    $  17.52    $  19.07    $  16.48
                                                   --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (expenses in excess of
     income).....................................     (0.02)      (0.03)       0.00(1)     0.01        0.00(1)
   Net realized and unrealized gain (loss) on
     investments(2)..............................     (0.71)      (4.34)       1.68       (0.60)       3.60
                                                   --------    --------    --------    --------    --------
   Total from investment operations..............     (0.73)      (4.37)       1.68       (0.59)       3.60
                                                   --------    --------    --------    --------    --------
   Gain from capital share repurchases...........      0.02        0.06        0.21        0.12          --
   Capital change resulting from the issuance of
     fund shares.................................        --       (0.14)      (0.12)         --          --
                                                   --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
   Dividends from net investment income..........     (0.06)         --          --       (0.03)      (0.07)
   Distributions in excess of net investment
     income......................................      (.01)         --          --          --          --
   Distributions from net realized capital
     gains.......................................      (.56)      (0.31)      (1.37)      (1.05)      (0.94)
                                                   --------    --------    --------    --------    --------
   Total distributions...........................     (0.63)      (0.31)      (1.37)      (1.08)      (1.01)
                                                   --------    --------    --------    --------    --------
   Net asset value at end of year................  $  11.82    $  13.16    $  17.92    $  17.52    $  19.07
                                                   ========    ========    ========    ========    ========
   Market value per share at end of year.........  $   9.64    $  11.00    $  14.50    $  13.81    $  16.00
                                                   ========    ========    ========    ========    ========
TOTAL INVESTMENT RETURN:(3)
   Based on market value per share...............     (4.46)%    (22.10)%     15.06%      (7.06)%     23.82%
   Based on net asset value per share............     (6.92)%    (24.94)%     12.11%      (1.09)%     22.89%
RATIOS TO AVERAGE NET ASSETS:
   Expenses......................................      1.31%       1.39%(4)     1.16%      1.11%       1.09%
   Net investment income (expenses in excess of
     income).....................................     (0.14)%     (0.23)%      0.01%       0.05%       0.01%
SUPPLEMENTAL DATA:
   Net assets at end of year (000's).............  $279,799    $314,436    $415,315    $416,599    $469,916
   Average net assets during period (000's)......  $308,018    $341,806    $422,426    $428,072    $464,967
   Shareholders of record(5).....................     1,001       1,067       1,125       1,230       1,287
   Portfolio turnover rate.......................        83%         32%         25%         14%         13%

--------------------------------------------------------------------------------
(1) LESS THAN $.01 PER SHARE
(2) INCLUDES NET REALIZED CURRENCY GAIN (LOSS).
(3) TOTAL INVESTMENT RETURN BASED ON MARKET VALUE DIFFERS FROM TOTAL INVESTMENT RETURN BASED ON NET ASSET VALUE DUE TO CHANGES IN THE RELATIONSHIP BETWEEN THE FUND'S MARKET PRICE AND ITS NET ASSET VALUE PER SHARE. RETURNS FROM 1998 HAVE BEEN RESTATED TO REFLECT SUBSEQUENT CHANGES TO DIVIDEND REINVESTMENT CALCULATIONS.
(4) THE INCREASE IN THE FUND'S EXPENSE RATIO WAS ATTRIBUTABLE TO EXTRAORDINARY EXPENSES IN CONNECTION WITH A STOCKHOLDER'S PROXY CONTEST FOR THE ELECTION OF DIRECTORS AND TERMINATION OF THE MANAGEMENT CONTRACT AND DEFENSE AGAINST A LAWSUIT AGAINST THE FUND AND ITS DIRECTORS PLUS THE IMPACT OF A DECLINE IN THE FUND'S NET ASSETS.
(5) NOT AUDITED BY DELOITTE & TOUCHE LLP.
SEE NOTES TO THE FINANCIAL STATEMENTS.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION
The Swiss Helvetia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, closed-end investment management company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies.

B. VALUATION OF SECURITIES
The Fund values its investments at market value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed income securities, the Fund uses the last bid price prior to the calculation of the Fund's net asset value. If a current bid price is not available, the Fund uses the mean between the latest quoted bid and asked prices. When valuing fixed income securities that mature within sixty days, the Fund uses amortized cost.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. On December 31, 2002, there were no fair valued securities.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as an expense, net of any amount receivable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

D. DISTRIBUTIONS
At least once a year, the Fund pays dividends to the extent it has any net investment income and makes distributions of any net realized capital gains to the extent they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code. Distributions may be paid either in cash or in stock with an option to take cash. The Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES
The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

F. SECURITIES LENDING
The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive amounts equivalent to the dividends paid on these securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102% of the value of the securities loaned. The Fund receives fees as compensation for lending its securities. Either the Fund or the borrower may terminate the securities loan at any time. The Fund did not engage in any securities lending activity for the year ended December 31, 2002.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


G. FOREIGN CURRENCY TRANSLATION
The Fund maintains its accounting records in U.S. dollars. The Fund determines the U.S. dollar value of foreign currency denominated assets, liabilities and transactions by using prevailing exchange rates. In valuing assets and liabilities, the Fund uses the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency translations shown on the Fund's financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments in equity securities, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency.

H. ESTIMATES
In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2-- FEES AND TRANSACTIONS WITH AFFILIATES
Hottinger Capital Corp. ("HCC"), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund's advisor (the "Advisor"). The Fund pays the Advisor an annual fee based on its month-end net assets which is calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of such assets in excess of $600 million. For the year ended December 31, 2002, the Fund paid the Advisor $2,511,744 in investment advisory fees. The Fund paid Hottinger & Cie $114,255 in brokerage commissions for the year ended December 31, 2002.

The Fund and the Advisor have agreed to share certain common expenses subject to review and allocation by the Audit Committee of the Fund's Board of Directors. The Committee's allocations are based on its determination of the relative benefits the Fund and the Advisor derive from the expenditures. During 2002, the Committee allocated $11,166 of expenses incurred in connection with publicizing the Fund as follows: $5,583 to the Fund and $5,583 to the Advisor.

Certain officers and directors of the Fund are also officers or directors of HCC, Hottinger U.S. Inc., Hottinger & Cie (Zurich) and/or FAcS. These persons are not paid by the Fund for serving in these capacities.

NOTE 3-- OTHER FEES
Forum Administrative Services, LLC ("FAdS") is the Fund's Administrator. FAdS receives, for its services, an annual fee based on the Fund's average daily net assets which is calculated daily and paid monthly at the following annual rates:
0.08% on the first $250 million, 0.05% on the next $250 million, and 0.03% on assets in excess of $500 million. Prior to May 28, 2002, Investment Company Capital Corp. ("ICCC"), an indirect, wholly owned subsidiary of Deutsche Bank AG, served as the Fund's Administrator. For the year ended December 31, 2002, the Fund paid $139,330 to FAdS and $114,815 to ICCC.

Forum Accounting Services, LLC ("FAcS") is the Fund's accountant. FAcS receives, for its services, a monthly fee of $5,000 plus an annual fee based on the Fund's average daily net assets which is calculated daily and paid monthly at the following annual rates: 0.01% of the first $500 million and 0.005% on assets in excess of $500 million. FAcS also receives reimbursement for certain, reasonable out-of-pocket expenses. Prior to May 28, 2002, ICCC served as the Fund's accountant. For the year ended December 31, 2002, the Fund paid $53,552 to FAcS and $43,568 to ICCC.

PFPC Inc. is the Fund's transfer agent. The Fund pays the transfer agent a per account fee which is accrued daily and paid monthly.

Swiss American Securities Inc. is the Fund's U.S. custodian. Credit Suisse First Boston is the Fund's Swiss sub-custodian. The Fund pays the custodian and sub-custodian an annual fee.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


The Fund pays each director who is not an interested person (as such term is defined in the Act) of the Fund, its Advisor or Administrator approximately
$15,000 per annum in compensation, except for the Chairman of the Audit Committee, who the Fund pays an annual fee of approximately $16,500. In addition, the Fund pays each disinterested director $750 for each directors' meeting attended and $750 for each committee meeting attended, if it is held separately. In addition, the Fund reimburses directors that are not employees of or affiliated with the Fund's advisor for out-of-pocket expenses incurred in conjunction with attendance at meetings.

NOTE 4-- CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue up to 50 million shares of capital stock. HCC owned 107,964 of the 23,673,009 shares outstanding on December 31, 2002. Transactions in capital shares were as follows:

                           For the Year Ended        For the Year Ended
                            December 31, 2002         December 31, 2001
                       ----------------------   -----------------------
                         Shares        Amount      Shares        Amount
                         ------        ------      ------        ------
Dividend
  Reinvestments              --            --   1,177,572   $16,795,124(a)
Repurchased            (219,700)   (2,361,886)   (463,600)   (6,209,492)
                       --------   -----------   ---------   -----------
Net increase
  (decrease)           (219,700)  ($2,361,886)    713,972   $10,585,632
                       ========   ===========   =========   ===========

(a) REPRESENTS SHARES ISSUED TO STOCKHOLDERS WHO DID NOT ELECT CASH IN CONNECTION WITH A CAPITAL GAINS DISTRIBUTION OF $1.32 PER SHARE PAID JANUARY 11, 2001 TO STOCKHOLDERS OF RECORD ON DECEMBER 18, 2000.

NOTE 5-- FEDERAL INCOME TAX AND INVESTMENT
         TRANSACTIONS
At December 31, 2002, capital contributions, accumulated undistributed net investment income, and accumulated net realized gain/(loss) from investments and foreign currency transactions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions.

                       Undistributed
    Undistributed Net   Net Realized       Paid-in
    Investment Income           Gain       Capital
    -----------------  -------------       -------
             $619,476       $761,507   $(1,380,983)

At December 31, 2002, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost of $132,490,616 for federal income tax purposes) was $108,886,295 and $3,576,732, respectively. The difference between book basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

The tax character of distributions paid during 2002 and 2001 was as follows (see page 29 for details):

                                 2002          2001
                                 ----          ----
Ordinary income               $ 1,695,514       --
Long-term capital gains       $ 1,289,517   $7,360,963
Long-Long-term capital gains  $11,890,321       --

At December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Long-term capital gains                                             $  3,189,071
Unrealized appreciation                                             $105,309,563

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2002, were $234,336,516 and $278,461,772, respectively.

For tax purposes, the Fund had a current year deferred post-October loss of $1,463,498. This loss will be recognized for tax purposes on the first day of the following tax year.

NOTE 6-- STOCK REPURCHASE PROGRAM
Pursuant to authorization by the Board of Directors, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999 and has continued purchases in each subsequent year. The Board has authorized the purchase of up to 500,000 shares in 2003. During the year ended December 31, 2002, the Fund repurchased and retired 219,700 shares at an average price of $10.75 per share (including broker commissions) and a weighted average discount of 16.90%. These repurchases, which had a total cost of

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


$2,361,886, resulted in an increase of $513,051 to the Fund's net asset value.

NOTE 7-- LITIGATION
On April 2, 2001 and May 8, 2001, two complaints were filed in purported class actions on behalf of stockholders of the Fund, in the Court of Chancery of the State of Delaware, against the Fund, each of its directors and HCC, the Fund's Investment Advisor (collectively, the "defendants"). The complaints in these cases, entitled Kimberly Kahn v. Paul Hottinguer et al. and Charles Miller v. Paul Hottinguer et al., allege that the defendants have: (A) breached fiduciary duties to stockholders and violated Section 109(a) of the Delaware General Corporation Law by adopting amendments to the Fund's Bylaws requiring a vote of 75% of the Fund's outstanding shares to alter, amend or repeal the Bylaws or to adopt other bylaws; (B) breached fiduciary duties to stockholders by adopting amendments to the Fund's Bylaws requiring nominees for election as directors to satisfy certain qualifications; and (C) breached fiduciary and contractual duties through the manner in which the Fund effected a capital gains distribution in December 2000. The complaints seek as relief among other things:
(i) a declaration that the defendants have breached their fiduciary duties to stockholders and that the amendments to the Bylaws are null and void; (ii) an injunction in connection with any meeting of stockholders preventing the defendants from enforcing the Bylaw amendments; and (iii) certain unspecified damages. The claims relating to the Bylaws were voluntarily dismissed by the plaintiffs as moot. The defendants have moved to dismiss the capital gains distribution claims on the grounds that they fail to state a claim upon which relief can be granted. The parties have reached an agreement in principle to settle the remaining claims and are in the process of preparing the necessary papers to submit the settlement to the Court for approval. Although the ultimate outcome of the lawsuit cannot be ascertained, it is the opinion of management after consultation with outside legal counsel that the resolution of such suits will not have a material adverse effect on the financial statements of the Fund.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of The Swiss Helvetia Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Swiss Helvetia Fund, Inc., including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Swiss Helvetia Fund, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 14, 2003

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (UNAUDITED)

This report is sent to the stockholders of The Swiss Helvetia Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

CODE OF ETHICS

The Board of Directors of the Fund and the Advisor have Adopted Codes of Ethics pursuant to provisions of the Investment Company Act of 1940 (the "Codes"). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund's portfolio, who help execute the portfolio manager's decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short term trading of Swiss equity or equity linked securities. Additionally, the Fund's portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity linked securities and other covered individuals must obtain prior clearance before doing so.

Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

DISTRIBUTIONS

The following information summarizes all distributions declared by the Fund during the year ended December 31, 2002.

                                 Record Payable
       Distribution            Date      Date     Amount
       ------------           ------    -------   ------
Foreign Source Income          6/7/02   6/14/02   $0.071
                                                  ------
  Total Ordinary Income                           $0.071
Long-Term Capital Gains        6/7/02   6/14/02   $0.016
Long-Term Capital Gains      12/19/02   1/14/03   $0.541
                                                  ------
  Total Long-Term Capital
    Gains                                         $0.557
                                                  ------
  Total Distributions                             $0.628
                                                  ======

The Fund has elected to pass through $.021855 per share to its shareholders as a credit for taxes paid to Switzerland during its fiscal year ended December 31, 2002.

--------------------------------------------------------------------------------

TAX INFORMATION FOR THE TAX YEAR ENDED DECEMBER 31, 2002 (UNAUDITED)

The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The Fund's distributions to shareholders of long-term capital gains included $372,739 in connection with the distribution paid June 14, 2002 to shareholders of record on June 7, 2002, and $12,807,098 in connection with the distribution paid January 14, 2003 to shareholders of record on December 19, 2002.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN (UNAUDITED)

THE PLAN

    The Swiss Helvetia Fund's (the "Fund") Dividend Reinvestment Plan (the "Plan") offers you a convenient way to invest your income dividends and capital gains distributions in additional shares of the Fund's common stock thereby increasing your holdings of the Fund's shares. The federal, state and local tax consequences are the same whether you receive dividends and capital gains distributions in cash or in Fund shares.

    The  Plan  is  designed  to  allow  all   stockholders   an  opportunity  to
participate. Some of the Plan features are:

1. Dividend reinvestment automatically increases the number of shares you own.

2. Dividends and distributions are reinvested in additional shares at the lower of net asset value or market price.

3. Shares purchased through the Plan are recorded in your account.

4. You may terminate your Plan account at any time.

    You may not be able to participate in the Plan if your Fund shares are held at a brokerage firm. If the brokerage firm does permit such participation, you may not be able to transfer such shares to another broker who does not permit such participation. You are encouraged to contact your brokerage firm to determine any restrictions upon participation.

HOW DO I ENROLL IN THE PLAN?

    To participate in the Fund's Dividend Reinvestment Plan, please contact your broker or PFPC, Inc. ("PFPC").

    To start the Plan at the time a specific dividend is distributed, please forward the required form to your broker or PFPC 10 days prior to the record date for that dividend or distribution.

HOW DOES THE PLAN WORK?

    When a dividend or distribution is declared, non-participants in the Plan will receive cash. Plan participants will receive the equivalent in shares of the Fund valued at the lower of the market price or net asset value as described below.

1. Whenever net asset value is equal to or less than market price by no more than 5% at the time of valuation, you will be issued shares at net asset value.

2. If the net asset value is less than 95% of the market price on the valuation date, you will be issued shares at 95% of the price of the shares.

3. If the net asset value exceeds the market price on the valuation date, PFPC, as agent for the participants, will buy shares on the open market on the New York Stock Exchange or elsewhere, for your account

    If, before PFPC has completed its purchase, the market price exceeds the net asset value, the average per share purchase price paid by PFPC may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund at net asset value.

WILL THE ENTIRE AMOUNT OF MY DISTRIBUTION BE
REINVESTED?

    As a Plan participant, the entire amount of your distribution will be reinvested. For any balance that is insufficient to purchase a whole share, the amount will be credited to your account in fractional shares.

    You will be issued a stock certificate upon request.

IS THERE ANY CHARGE TO PARTICIPATE IN THE PLAN?

    There is no charge to participants for reinvesting dividends or distributions. PFPC's fee for handling the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charge to stockholders for shares issued directly by the Fund as a result of dividends or distributions payable either in stock or cash. Each participant, however, will pay a pro rata share of brokerage commissions incurred with respect to PFPC's open market purchases in connection with the reinvestment of dividends or distributions.

HOW CAN I DISCONTINUE MY PARTICIPATION IN THE PLAN?

    You may terminate your account under the Plan by notifying your broker or PFPC in writing. Upon termination, you will receive a certificate for the number of shares held in the Plan.

WHERE CAN I DIRECT MY QUESTIONS AND CORRESPONDENCE?

    Questions and correspondence concerning the Plan should be directed to:

PFPC, Inc.
P.O. Box 43027
Providence, RI 02940-3027
1-800-331-1710

                            A SWISS                        THE SWISS
                          INVESTMENTS                 -------------------
                              FUND                         HELVETIA
                                                      -------------------
                                                           FUND, INC.
                                                      -------------------
                                                          www.swz.com








        THE SWISS HELVETIA FUND, INC.
              EXECUTIVE OFFICES
        The Swiss Helvetia Fund, Inc.
         1270 Avenue of the Americas                     ANNUAL REPORT
                  Suite 400                              FOR THE YEAR ENDED
             New York, NY 10020                          DECEMBER 31, 2002
               1-888-SWISS-00
               (212) 332-2760
             http://www.swz.com